Filed Pursuant to Rule 497(e) Registration No. 033-08746

THE TOCQUEVILLE TRUST (the “Trust”)

Supplement dated July 16, 2013, to the Trust’s Statement of Additional Information, dated February 28, 2013, as supplemented May 28, 2013

Effective immediately, the following changes apply to the Statement of Additional Information for the Trust.

The following language is inserted in the “Tax Matters” section on page 50 after the third full paragraph:

“In any given year, a Fund may use “equalization accounting” (in lieu of making some or all cash distributions) for purposes of satisfying the distribution requirements.  A Fund that uses equalization accounting will allocate a portion of its undistributed investment company taxable income and net capital gain to redemptions of Fund shares and will correspondingly reduce the amount of such income and gain that it distributes in cash.  If the Internal Revenue Service determines that a Fund’s allocation is improper and that the Fund has under-distributed its income and gain for any tax year, the Fund may be liable for federal income and/or excise tax, and, if the distribution requirement has not been met, may also be unable to continue to qualify for treatment as a regulated investment company (see discussion above on the consequences of a Fund failing to qualify for that treatment).”